UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2026
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska			0-33501	92-0175752
________________________ (State or other jurisdiction			_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)			File Number)	Identification No.)

3111 C Street,	Anchorage,	Alaska		99503
___________________________________ (Address of principal executive offices)				___________ (Zip Code)

Registrant’s telephone number, including area code:	907-	562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.126-2 of this chapter).

                                    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02 Results from Operations and Financial Condition.

On October 15, 2026, Northrim BanCorp, Inc., an Alaska corporation (“Northrim”), announced by press release its earnings for the third quarter ended September 30, 2026.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.06 Material Impairments.

On October 15, 2026, management concluded that a material impairment charge was required related to a single isolated relationship at Northrim Funding Services within its Specialty Finance segment (the “Customer”).

As of September 30, 2026, the relationship had an aggregate outstanding balance of $20.0 million. During the third quarter of 2026, Northrim Bank (the “Bank”) completed a review of the relationship and the collectability of amounts outstanding. The Customer has been adversely affected by payment disputes arising from alleged quality-control issues associated with the Customer’s wholesale products, a deterioration in expected collections, uncertainty regarding anticipated recoveries from multiple pending insurance claims, and the need to liquidate various personal and commercial real estate and equipment collateral. After updating collateral evaluations and assessing guaranty obligations, insurance claims, and other available sources of repayment, management determined that a material impairment existed under U.S. generally accepted accounting principles.

Based on information currently available to it, the Company recorded an impairment charge of $8.8 million for the quarter ended September 30, 2026. This impairment charge is expected to reduce the Company’s after-tax earnings by approximately $6.7 million or $0.29 per diluted share for the three months ended September 30, 2026. In determining the amount of the impairment, management considered expected recoveries from accounts receivable collections, insurance claims, personal and commercial real estate and equipment collateral, personal and corporate guarantees, and other available sources of repayment. The amount and timing of any of these recoveries remain uncertain. The ultimate amount of loss, if any, may differ from management’s current estimate as additional information becomes available.

The Company continues to pursue all available recovery and legal remedies associated with the relationship. Given the number and complexity of the potential recovery sources, management expects that resolution and collection of amounts owed will take several quarters. As of September 30, 2026, the Company has no additional credit exposure to borrowers operating in the same industry as the Customer.

Item 8.01 Other Events.

The press release furnished pursuant to Item 2.02 of this Form 8-K references the proposed merger involving the Company, Whitewater Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), and PBCO Financial Corporation (“PBCO”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit No.	Description

99.1	Press Release dated October 15, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Caution Regarding Forward-Looking Statements.

This filing relates to the proposed business combination transaction by and among Northrim, Merger Sub, and PBCO. This filing and the exhibits hereto contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing of the merger by and among Northrim, Merger Sub, and PBCO and expectations, goals, projections and benefits relating to the merger, as well as other statements regarding Northrim’s goals, intentions and expectations, business plan and growth strategies, and the anticipated future performance of Northrim, whether with respect to the merger or otherwise.

Forward-looking statements are not historical facts but instead express only Northrim management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. Actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements because of risks and uncertainties, including, but are not limited to the risk that: (1) the business of PBCO may not be integrated with Northrim’s business successfully or such integration may be more difficult, time-consuming or costly than expected; (2) any of the anticipated benefits of the proposed merger may not be realized or may not be realized within the expected time period; (3) customer and employee relationships and business operations may be disrupted by the merger, and the parties may be challenged in retaining key relationships both during the pendency of the merger and following the completion of the merger if that occurs; (4) the parties may not meet expectations regarding the timing of the proposed merger; (5) required regulatory approvals or the approval of PBCO and Northrim shareholders may not be obtained or such approvals may be more difficult, time-consuming or costly than expected; (6) there may be challenges in satisfying the other conditions to completion of the merger or the merger may fail to close for any other reason; (7) management’s attention may be diverted from ongoing business operations and opportunities due to the proposed merger; and (8) there may be potential negative impacts caused by the dilution resulting from Northrim’s issuance of shares of Northrim Common Stock in connection with the merger. Please refer to Northrim’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 6, 2026, as well as Northrim’s other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements. Forward-looking statements speak only as of the date they are made. All subsequent written and oral forward-looking statements concerning the proposed merger or other matters attributable to Northrim or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Northrim does not undertake any obligation to update any forward-looking information contained in this report, whether as a result of new information, future events, or otherwise.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, Northrim has filed with the United States Securities and Exchange Commission (“Commission”) a Registration Statement on Form S-4 (File No. 333-298567). The Registration Statement includes a joint proxy statement/prospectus that solicits the votes of the shareholders of each constituent and which also constitutes a prospectus of Northrim with respect to the shares of Northrim common stock to be issued as merger consideration. The Registration Statement was declared effective by the SEC on September 17, 2026. The definitive joint proxy statement/prospectus was mailed to Northrim’s and PBCO’s shareholders beginning on or about September 18, 2026. Northrim and PBCO may also file other relevant documents with the Commission about the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT NORTHRIM, PBCO, AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents, when available, and of other documents Northrim files with the Commission, on the Commission’s website at www.sec.gov. Copies of documents Northrim files with the Commission are also available free of charge through Northrim’s investor relations website at https://ir.northrim.com by clicking on “SEC Filings” under the “Financials” tab. Alternatively, these documents, when available, can be obtained free of charge from Northrim upon written request to Northrim Corporation, Attn: Investor Relations, PO Box 241489, Anchorage, Alaska 99524-1489 or by calling (907) 562-0062.

Participants in the Solicitation

Northrim, PBCO, and their respective directors and executive officers may be considered participants in the solicitation of proxies from their respective shareholders in connection with the proposed transaction. Information about Northrim’s directors and executive officers is included in Northrim’s definitive proxy statement for its 2026 annual meeting of shareholders, filed with the SEC on April 14, 2026, and in its other filings with the SEC. Information about PBCO’s directors and executive officers is included in the joint proxy statement/prospectus described herein. Additional information about the interests of these participants, which may differ from those of shareholders generally, will be included in the joint proxy statement/prospectus and other relevant materials filed with the SEC when they become available. Copies of these documents may be obtained without charge as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

October 15, 2026	By:	/s/ Michael G. Huston
Name: Michael G. Huston
Title: President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 15, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)